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                                                                  EXHIBIT 10.6.2

                   FIRST AMENDMENT TO THE PIMCO ADVISORS L.P.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

               PIMCO Advisors L.P., a Delaware limited partnership, by resolution of its Equity Board, adopted The PIMCO Advisors L.P. Executive Deferred Compensation Plan (the "Plan"), effective as of December 1, 1996, for the benefit of its employees who are Eligible Participants (as defined therein) in the Plan.

               In order to provide for the issuance of restricted Class A Units (as defined in the Plan) and Class B Units (as defined herein) to be deferred in connection with the Plan, this First Amendment to the Plan has been adopted by the Equity Board of the Partnership, effective as of June 1, 1997. This First Amendment and the Plan constitute the Plan in its entirety.

         Article XI is hereby added to read in its entirety as follows:

                                   ARTICLE XI

                          DEFERRALS OF RESTRICTED UNITS

Section 11.1 - Definitions

               Whenever the following terms are used in the Plan with the first letter capitalized, they shall have the meanings specified below unless the context clearly indicates to the contrary.

                      (a) "Class B Units" shall mean Class B units of limited partner interest in the Partnership.

                      (b) "Restricted Class A Units" shall mean Class A Units issued by the Partnership to the Trustee under the Plan that are subject to vesting conditions specified by the Equity Board upon the issuance of such Class A Units.

                      (c) "Restricted Class B Units" shall mean Class B Units issued by the Partnership to the Trustee under the Plan that are subject to vesting conditions specified by the Equity Board upon the issuance of such Class B Units.

                      (d) "Restricted Unit Account" of a Participant shall mean his individual account and all subaccounts therein, if any, in the Plan established in accordance with Section 11.2.

                      (e) "Restricted Units" shall mean Restricted Class A Units or Restricted Class B Units, or both.

                      (f) "Vested," when used with reference to a Participant's Restricted Unit Account (and the subaccounts therein, if any) shall mean nonforfeitable, except as provided in the Plan.

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Section 11.2 - Restricted Unit Account

               (a) The Trustee shall establish and maintain for each Participant a Restricted Unit Account to which shall be credited the number of Restricted Class A Units and Restricted Class B Units allocated thereto under Section 11.3.

               (b) To the extent the Restricted Class A Units or Restricted Class B Units credited to a Participant's Restricted Unit Account vest in accordance with the terms and conditions of the issuance of such Restricted Units, such Account shall be credited with the number of Class A Units or Class B Units, as the case may be, that vest in accordance with the terms and conditions of such issuance, and such Account shall be debited with such number of Restricted Class A Units or Restricted Class B Units.

               (c) A Participant's Restricted Unit Account and shall be credited or debited with the amounts determined under Section 11.5, debited the amounts forfeited under Sections 11.6 or 11.7, and debited the amounts distributed under
Section 11.8 or 11.9.

Section 11.3 - Issuance of Deferred Restricted Units

               The Equity Board of the Partnership may from time to time issue Restricted Class A Units or Restricted Class B Units to the Trustee on behalf of a Participant under the Plan. Except as otherwise provided in Section 11.7, Class A Units, Class B Units or other amounts credited to a Participant's Restricted Unit Account hereunder shall be distributed to the Participant on a deferred basis in accordance with this Article XI. The Equity Board of the Partnership shall determine, in its sole discretion,

                      (a) the Participants on whose behalf Restricted Units deferred under the Plan are to be issued,

                      (b) the number and type of Restricted Units issued on behalf of any Participant,

                      (c) the vesting terms and conditions applicable to the Restricted Units issued on behalf of a Participant,

                      (d) the minimum period for which such Restricted Units shall be deferred, and

                      (e) the other terms and conditions applicable to the Restricted Units issued on behalf of a Participant.

A Participant shall receive written notice of the issuance of Restricted Units on behalf of such Participant under the Plan. The terms and conditions of such issuance shall be set forth in a Deferred Restricted Unit Agreement, which shall be in such form as is determined by the Equity Board.


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Section 11.4 - Deferral Election

               A Participant on whose behalf Restricted Units under the Plan are issued shall elect the number of years that such Restricted Units shall be deferred, and shall elect the form of distribution of the Class A Units, Class B Units and other amounts to be distributed from such Participant's Restricted Unit Account. A Participant shall set forth on his Restricted Unit deferral form:

                      (a) his consent that he, his successors in interest and assigns and all persons claiming under him shall be bound, to the extent authorized by law, by the statements contained therein and by the provisions of the Plan as they then exist and as they may be amended from time to time,

                      (b) the number of years (not to be less than five, or, if greater, such minimum number of years specified by the Equity Board in the Deferred Restricted Unit Agreement) that such Restricted Units shall be deferred pursuant to this Article XI,

                      (c) the form of distribution of the Class A Units, Class B Units and other amounts credited to such Account elected in accordance with Section 11.8,

                      (d) whether, and the extent to which, interest and distributions in respect of such Participant's Restricted Unit Account shall be reinvested by the Trustee in Class A Units or Class B Units, and

                      (e) such other information as may be required for the administration of the Plan.

Such Restricted Unit deferral form shall be in the form specified by the Committee from time to time. A Participant shall complete and deliver his Restricted Unit deferral form not less than 30 days after the issuance of Restricted Units on behalf of such Participant under the Plan.

Section 11.5 - Reinvestment of Unit Distributions

               (a) To the extent directed by a Participant, amounts distributed in respect of the Restricted Class A Units or Class A Units credited to such Participant's Restricted Unit Account shall be reinvested by the Trustee in Class A Units. Absent such direction, amounts distributed in respect of the Restricted Class A Units or Class A Units credited to such Participant's Restricted Unit Account shall be distributed in accordance with such Participant's directions set forth on his Restricted Unit deferral form.

               (b) To the extent directed by a Participant, amounts distributed in respect of the Restricted Class B Units or Class B Units credited to such Participant's Restricted Unit Account shall be reinvested by the Trustee in Class B Units. Absent such direction, amounts distributed in respect of the Restricted Class B Units or Class B Units credited to such Participant's Restricted Unit Account shall be distributed in accordance with such Participant's directions set forth on his Restricted Unit deferral form.



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Section 11.6 - Vesting of Restricted Units; Vesting of Restricted Unit Accounts

               (a) The Restricted Units credited to a Participant's Restricted Unit Account shall vest or be forfeited in accordance with the terms and conditions of the issuance of such Restricted Units. Any Restricted Units that are forfeited in accordance with such issuance shall be transferred and distributed by the Trustee to the Partnership.

               (b) Except as provided in subsection (a) and Section 11.7, a Participant's interest in his Restricted Unit Account shall at all times be Vested.

Section 11.7 - Forfeiture upon Certain Events

               Upon a Participant's Termination of Employment, all Class A Units, Class B Units or other investments credited to the Participant's Restricted Unit Account hereunder shall continue to be held by the Trustee until the expiration of the deferral periods prescribed by Section 11.8; provided, however, that all Restricted Class A Units, Restricted Class B Units, Class A Units, Class B Units or other amounts credited to such Participant's Restricted Unit Account hereunder shall be forfeited, and shall be transferred and distributed by the Trustee to the Partnership, in the event that the Committee determines that such forfeiture is merited because such Participant has engaged in gross misconduct, including fraud, theft, serious violations of federal or state securities laws or regulations, or willful and persistent violation of the Partnership's or any Employer's policies established for the purpose of compliance with federal or state securities laws.

Section 11.8 - Deferral Period; Distribution of Class A Units, Class B and Other Investments

               (a) The Class A Units, Class B Units and other amounts credited to a Participant's Restricted Unit Account hereunder shall be distributed to such Participant at the expiration of the deferral period applicable to the Restricted Units credited to such Account. The Trustee shall, subject to Section 10.5, transfer to the Participant the number of Class A Units, Class B Units and other amounts credited to the appropriate subaccount of his Restricted Unit Account, less any amounts required to be withheld by law, in one of the following methods, as elected by the Participant upon the issuance of such Restricted Units:

                      (i) The transfer of such Class A Units, Class B Units and other amounts in one lump sum, or

                      (ii) The transfer of such Class A Units, Class B Units and other amounts in any fixed number of annual or more frequent installments (not exceeding 20 years or four installments per year) as is designated by such Participant, the number of Class A Units or Class B Units included in each such installment to be determined by dividing the then current number of Class A Units or Class B Units to be transferred by the remaining number of installments to be paid;

provided, however, that if the Participant fails to make such an election within 30 days after the issuance of such Restricted Units, the applicable subaccount of his or her Restricted Unit Account shall be distributed as provided in paragraph (i).



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               (b) If a Participant elects to receive Class A Units, Class B
Units and other amounts in one lump sum as provided in paragraph (i) of subsection (a), then the Participant shall receive the Class A Units, Class B Units and other amounts to be transferred not later than the date which is 30 days after the end of the expiration of the applicable deferral period. If a Participant elects to receive Class A Units, Class B Units and other amounts in installments as provided in paragraph (ii) of subsection (a), then the Participant shall receive each installment of the Class A Units, Class B Units and other amounts to be transferred not later than 30 days after the end of each installment period.

               (c) A Participant's Restricted Unit Account (and the applicable subaccount therein) shall be debited with the Class A Units, Class B Units and other amounts distributed to such Participant in accordance with this Section 11.8.

Section 11.9 - Benefits upon Death of a Participant

               (a) Upon the death of a Participant, and subject to Section 10.5, any Class A Units, Class B Units and other amounts credited to the Participant's Restricted Unit Account, less any amounts required to be withheld by law, shall be distributed by the Trustee in one lump sum to such Participant's Beneficiary or Beneficiaries, notwithstanding the deferral period set forth in this Article
XI. Such payment shall be made not later than 60 days after the end of the calendar quarter in which the Participant's death occurs. For purposes of this
Section 11.9, a Participant's Beneficiary or Beneficiaries shall be such Participant's Beneficiary or Beneficiaries as determined in accordance with
Section 8.2.

               (b) A Participant's Restricted Unit Account shall be debited with the Class A Units, Class B Units and other amounts distributed to such Participant's Beneficiary or Beneficiaries in accordance with this Section 11.9.

Section 11.10 - Other Provisions

               (a) Except as otherwise provided in this Article XI, all Restricted Unit Accounts established pursuant to this Article, and the rights of all Participants thereunder, shall be subject to the applicable provisions of the Plan, and any Rules of the Plan as may be established pursuant to the terms thereof. All amounts held by the Trustee pursuant to the Restricted Unit Accounts shall be subject to the applicable provisions of the Plan and the Trust Agreement.

               (b) A Participant shall have no right to receive a distribution of the Class A Units, Class B Units or other amounts credited to his Restricted Unit Account, except to the extent that such Class A Units, Class B Units or other amounts become Vested in accordance with the terms of the Deferred Restricted Unit Agreement pursuant to which the Restricted Units were issued to such Participant's Restricted Unit Account and such Class A Units, Class B Units or other amounts are distributed in accordance with this Article XI.

               (c) No part of the Restricted Unit Account of a Participant shall be liable for the debts, contracts or engagements of such Participant, his Beneficiary or Beneficiaries or successors in interest, or be taken in execution by levy, attachment or garnishment or by any other



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legal or equitable proceeding, nor any such person have any rights to alienate, anticipate, commute, pledge, encumber or assign any benefits hereunder in any manner whatsoever except to designate a Beneficiary or Beneficiaries as provided in Section 11.9.

               (d) The rights of a Participant to Restricted Units, Class A Units, Class B Units or any other amounts credited to his Restricted Unit Account shall be no greater than the rights of an unsecured general creditor of the Employer, as provided in Section 10.3.

               Executed at Newport Beach, California.

                                           PIMCO ADVISORS L.P.

                                           By:
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                                           Date:
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